Exhibit 10.2.3

CONFIDENTIAL TREATMENT REQUESTED BY CELLECTIS S.A.—CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

AMENDMENT NO. 3 TO THE PATENT LICENSE AGREEMENT NO. C-00061906

BETWEEN:

L’Institut Pasteur, a public interest foundation, 25, rue du Docteur Roux, 75015 Paris, represented by Mr. Jean Castex, adjunct General Manager for administration and finance,

Hereafter referred to as “IP” or the “Licensor”,

Party of the first part,

AND:

CELLECTIS, CELLECTIS

Public limited company with capital with a capital of 122,363.47 euros,

with its registered office at 102, route de Noisy, 93235 Romainville cedex,

represented by Mr. André Choulika, acting in the capacity of CEO

Hereafter referred to as “CELLECTIS” or the “LICENSEE”,

Party of the second part.

The LICENSOR and LICENSEE are hereafter referred to as the “Parties”.

RECITALS:

IP owns patents and patent applications relating to a method of homologous recombination.

On June 19, 2000, the Parties signed license agreement no. C-00061906 (hereafter the “AGREEMENT”), by which the LICENSOR grants the LICENSEE exploitation rights to the above mentioned patents and patent applications.

The AGREEMENT was the subject of a first amendment signed on September 8, 2003 and a second amendment dated June 24, 2004 modifying the FIELD of the AGREEMENT.

After discussions and exchanges between the Parties, they have decided to modify the provisions of the AGREEMENT.

It is thus agreed as follows:

ARTICLE 1

1.1	The Parties agree that the words defined in Article 1, “DEFINITIONS”, of the AGREEMENT, as they are used in this amendment, have the same definitions as in the AGREEMENT and form an integral part of this amendment.

ARTICLE 2

Article 1.3 of the AGREEMENT is modified by the following provisions, which supersede all previous provisions of the same article:

1.2 FIELD

FIELD of the AGREEMENT covers the field of homologous recombination applied to all genes other than those that code for Erythropoietin (EPO).

ARTICLE 3

Article 2.1 of the AGREEMENT is modified by the following provisions, which supersede all previous provisions of the same article:

2.1 The LICENSOR grants, under the terms and conditions specified herein, to the LICENSEE, who accepts this, an exclusive license for the AGREEMENT PATENTS under the AGREEMENT to make, have made, use and sell the LICENSED PRODUCTS and/or implement or have implemented the LICENSED PROCESSES in the TERRITORY within the FIELD during the term of this AGREEMENT.

ARTICLE 4

Under this Amendment, the LICENSEE will pay the LICENSOR, 60 days from the date of signature of this Amendment, a fixed, non-refundable and non-deductible payment of [***].

ARTICLE 5

This Amendment will enter into force on the date of its signature.

The AGREEMENT’s other provisions remain unchanged and in force between the Parties.

Signed in Paris on            [Handwritten text: August 24, 2005]

in 2 original copies.

CELLECTIS	INSTITUT PASTEUR

[***] CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.